EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Humphreys, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of ActivCard S.A. on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of ActivCard S.A.

Date:  June 27, 2003

/s/ STEVE HUMPHREYS
Steve Humphreys Chairman of the Board of Directors and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to ActivCard S.A. and will be retained by ActivCard S.A. and furnished to the Securities and Exchange Commission upon request.